UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 15, 2021

BOSTON PROPERTIES, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrants As Specified in its Charter)

Boston Properties, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of Principal Executive Offices) (Zip Code)
(617)
236-3300
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Boston Properties, Inc.	Common Stock, par value $0.01 per share	BXP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Boston Properties, Inc.:
Emerging growth company ☐
Boston Properties Limited Partnership:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Boston Properties, Inc.  ☐                Boston Properties Limited Partnership  ☐

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.
On June 15, 2021, Boston Properties Limited Partnership (the “Company”), a Delaware limited partnership and the entity through which Boston Properties, Inc. conducts substantially all of its business, amended and restated its revolving credit agreement (as amended and restated, the “2021 Credit Facility”). The 2021 Credit Facility provides for borrowings of up to $1.5 billion through an unsecured revolving credit facility (the “Revolving Facility”), subject to customary conditions. Among other things, the amendment and restatement (1) extended the maturity date to June 15, 2026, (2) eliminated the $500.0 million delayed draw term loan facility provided under the previous credit agreement, (3) reduced the per annum variable interest rates on borrowings and (4) added a sustainability-linked pricing component. Under the 2021 Credit Facility, the Company may increase the total commitment by up to $500.0 million by increasing the amount of the Revolving Facility and/or by incurring one or more term loans, in each case, subject to syndication of the increase and other conditions.
At the Company’s option, loans under the 2021 Credit Facility will bear interest at a rate per annum equal to:

1.
(a) in the case of loans denominated in Dollars, LIBOR, (b) in the case of loans denominated in Euro, EURIBOR, (c) in the case of loans denominated in Canadian Dollars, CDOR, and (d) in the case of loans denominated in Sterling, SONIA, in each case, plus a margin ranging from 70.0 to 140.0 basis points based on the Company’s credit rating; or

2.
an alternate base rate equal to the greatest of (a) the Federal Funds rate plus 1/2 of 1%, (b) the Administrative Agent’s prime rate, (c) LIBOR for a one-month
period plus 1.00%, and (d) 1.00%, in each case, plus a margin ranging from 0 to 40 basis points based on the Company’s credit rating.

The 2021 Credit Facility also features a sustainability-linked pricing component such that if the Company meets certain sustainability performance targets, the applicable per annum interest rate will be reduced by one basis point. The LIBOR replacement provisions in the 2021 Credit Facility permit the use of rates based on the secured overnight financing rate (“SOFR”) administered by the Federal Reserve Bank of New York plus an applicable spread adjustment. In addition, the 2021 Credit Facility contains a competitive bid option for up to 65% of the Revolving Facility that allows banks that are part of the lender consortium to bid to make loan advances to the Company at a reduced interest rate.
Based on the Company’s current credit rating, (1) the applicable Eurocurrency and LIBOR Daily Floating Rate margins are 77.5 basis points, (2) the alternate base rate margin is 0 basis points and (3) the facility fee is 0.15% per annum. Pursuant to the 2021 Credit Facility, the Company is obligated to pay (1) in quarterly installments a facility fee on the total commitment under the Revolving Facility at a rate per annum ranging from 0.10% to 0.30% based on the Company’s credit rating and (2) an annual fee on the undrawn amount of each letter of credit ranging from 70.0 to 140.0 basis points based on the Company’s credit rating.
The 2021 Credit F
a
cility contains customary representations and warranties, affirmative and negative covenants, and events of default provisions, including the failure to pay indebtedness, breaches of covenants and bankruptcy and other insolvency events, which could result in the acceleration of the obligation to repay all outstanding amounts and the cancellation of all commitments outstanding under the Credit Agreement. Among other covenants, the 2021 Credit Facility requires that BPLP maintain on an ongoing basis: (1) a leverage ratio not to exceed 60%, however, the leverage ratio may increase to no greater than 65% provided that it is reduced back to 60% within one year, (2) a secured debt leverage ratio not to exceed 55%, (3) a fixed charge coverage ratio of at least 1.40, (4) an unsecured debt leverage ratio not to exceed 60%, however, the unsecured debt leverage ratio may increase to no greater than 65% provided that it is reduced to 60% within one year, (5) an unsecured debt interest coverage ratio of at least 1.75 and (6) limitations on permitted investments.
The 2021 Credit Facility was arranged by BofA Securities, Inc. and JPMorgan Chase Bank, N.A., as Joint Lead Arrangers and Joint Bookrunners, with Bank of America, N.A., as Administrative Agent, Sustainability Agent and lender, JPMorgan Chase Bank, N.A., as Syndication Agent and lender, The Bank of New York Mellon, Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc., PNC Bank, National Association, U.S. Bank National Association, Wells Fargo Bank, N.A., TD Bank, N.A.,
Bank of Nova Scotia, Truist Bank and Citibank, N.A. as Documentation Agents, and Mizuho Bank, Ltd. as Managing Agents, and a syndicate of banks named therein as lenders.

The foregoing summary is qualified in its entirety by reference to the Ninth Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on
Form 8-K and
incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits.

Exhibit No.	Description

*10.1	Ninth Amended and Restated Credit Agreement, dated as of June 15, 2021, among Boston Properties Limited Partnership and the lenders identified therein.

*101.SCH	Inline XBRL Taxonomy Extension Schema Document.

*101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

*101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

*101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

*101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

*104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).

*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

	By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
	By:	Boston Properties, Inc., its General Partner

	By:	/s/ MICHAEL E. LABELLE
Date: June 1 6 , 2021		Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer